                                                     May 6, 2004

Trinity Partners Acquisition Company Inc.
245 Fifth Avenue, Suite 1600
New York, New York 100169

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

             Re:    Initial Public Offering

Ladies and Gentlemen:

     The undersigned stockholder, officer and director of Trinity Partners
Acquisition Company Inc. ("Company"), in consideration of HCFP/Brenner
Securities LLC ("Brenner")'s willingness to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

     1. In the event that the Company fails to consummate a Business Combination within 12 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 18 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares no later than 60 days from the
Effective Date. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever)
which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the
Trust Fund.

Trinity Partners Acquisition Company Inc.
HCFP/Brenner Securities LLC
May 6, 2004

     2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

     3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

     4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, Unity Venture Capital Associates Ltd. ("Related Party") shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $4,000 per month, to compensate for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

     5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

     6. The undersigned hereby agrees and acknowledges that (i) Brenner would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 6, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) Brenner shall be entitled to injunctive relief, in addition to any other remedy it may have, in the event of such breach.

     7. The undersigned agrees not to sell any of his Insider Securities until the earlier of the Company's completion of a Business Combination or the

Trinity Partners Acquisition Company Inc.
HCFP/Brenner Securities LLC
May 6, 2004

distribution of the Trust Fund.

     8. I agree to be the President, Treasurer and a director of the Company until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned's biographical information furnished to the Company and Brenner and attached hereto as Exhibit
A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

          (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

          (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

          (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

     9. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as President and
Treasurer and a member of the Board of Directors of the Company.

     10. I authorize any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents
(including any investigative search firm retained by Brenner) any information they may have about my background and finances ("Information"). Neither Brenner nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

     11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of

Trinity Partners Acquisition Company Inc.
HCFP/Brenner Securities LLC
May 6, 2004

an operating business selected by the Company; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the
IPO; (iii) "Insider Securities" shall mean all of the shares of common stock,
Class W Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; (iv) "IPO
Shares" shall mean the shares of Class B common stock issued in the Company's
IPO; and (v) "Trust Fund" shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the IPO Shares as contemplated by the Company's prospectus relating to the IPO.

                                                     Lawrence Burstein
                                                     -----------------
                                                     Print Name of Insider

                                                     /s/ Lawrence Burstein
                                                     ---------------------
                                                     Signature

                                                                       EXHIBIT A

LAWRENCE BURSTEIN has served as our president, treasurer and a member of our board of directors since our inception. Since March 1996, Mr. Burstein has been president and a principal stockholder of Unity Venture Capital Associates Ltd., a private investment company. For approximately ten years prior to 1996, Mr.
Burstein was the president, a director and principal stockholder of Trinity
Capital Corporation, a private investment company. Trinity ceased operations upon the formation of Unity Venture in 1996. Mr. Burstein is also a director of
THQ, Inc., a Nasdaq National Market-listed developer and publisher of interactive entertainment software for the major hardware platforms in the home video industry; CAS Medical Systems, Inc., an OTC Bulletin Board-listed company which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market; Medical Nutrition USA, Inc., an
OTC Bulletin Board-listed company which principally manufactures and distributes nutritional supplements for the weight loss and elder care markets; I.D.
Systems, Inc., a Nasdaq SmallCap-listed company, which designs, develops and produces a wireless monitoring and tracking system which uses radio frequency technology; and Traffix, Inc., a Nasdaq National Market-listed marketing company that develops and operates internet-based marketing programs as well as direct marketing programs. Mr. Burstein received a B.A. from the University of
Wisconsin and an L.L.B. from Columbia Law School.